==============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 Burrard Street
                   Vancouver, British Columbia V6C 3A6, Canada
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


===============================================================================

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.


The option agreement (the "Option Agreement") entered into between Cybernet Internet Services International, Inc. (the "Registrant"), through its wholly-owned subsidiary Cybernet Internet Dienstleistungen AG, and Telehouse Deutschland GmbH ("Telehouse") expired on June 7, 2002. Although the parties have not entered into a formal written extension of the Option Agreement, the Registrant and Telehouse continue to work together with the objective of completing the transaction contemplated by the Option Agreement in June
2002. However, there can be no assurance that any such efforts will be successful or that the transaction will be completed according to its current terms or at all. Reference should be made to the Form 8-Ks filed by the Registrant on January 30, April 3, May 3 and May 21, 2002 which are incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CYBERNET  INTERNET  SERVICES
                                                    INTERNATIONAL,  INC.

                                                    /s/  Roy Zanatta
                                                    ----------------------------
                                                    Roy  Zanatta
                                                    Secretary


Date:     June  19,  2002
          ---------------